RVLT™

REVOLUTION LIGHTING TECHNOLOGIES

LUMificient™ CORPORATION

SEESMART WWW.SEESMARTLED.COM

relume

Sentinel™ Guardian of the Night

Craig-Hallum Alpha Select Conference September 26, 2013 Exhibit 99.1

Forward-Looking Information
All statements, other than statements of historical fact,
contained in this
presentation are forward-looking statements that involve a number of risks and uncertainties, including  any information as to the future financial or operating performance of the Company. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. Reference
is made to the Company’s filings under the Securities Exchange Act for additional factors that could cause actual results to differ materially, including the Risk Factors described in Item 1A of our Form 10-K for the fiscal year ended December 31, 2012. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-
looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

3 Strategic Vision Investment Highlights and Differentiators LED Market Opportunity and Drivers Our Brand and Products Growth Strategy Financials Summary

•
Leader in LED Lighting Solutions:
•
Innovative
•
Energy Efficient
•
Cost Effective
•
Growth Plan
•
Midsize/Large Commercial and Industrial Installations
•
Higher Margin Opportunities
•
Focus on Verticals with Higher Adoptions and Growth
•
Technology Investments
•
State of the Art Products
•
Enhance Quality and Performance
•
Highest Standards of Customer Service
Strategic Vision

Investment Highlights and Differentiators
•
Pure play LED platform with a leading end-to end offering
•
Multi-Brand
•
Product Breadth
•
Global
•
High growth company with strong financial profile
•
Organic growth of > 50%
•
35% Plus gross margins
•
EBITDA margins 15% plus
•
Top flight management team
•
Winning track record
•
Strong financial partners
•
Aston Capital/Light Cap Fund

• Unique marketing network to address a $1.5 billion pipeline
• Exclusive Distributors/Dealers
• Industry focused Marketing Experts
• Sales reps/Agencies
• ESCOS
• Blue chip relationships and installed base poised for long term growth
Investment Highlights and Differentiators

REVOLUTION LIGHTING TECHNOLOGIES

Near Term Opportunity Pipeline

Market Vertical
Over $150 Million in addressable opportunities over the next 3 to 12 Months
3-12 Month Targets
Illustrative Clients
Municipalities and Government
(State and Local)
Municipalities:  $15M
Government:  $12M
Municipality A:  $5M
Municipality B:  $3M
Government A:  $5M
Government B:  $3M
Universities & Public Schools
Universities: $25M
Public Schools:  $20M
School A:  $9M
School B:  $6M
School C:  $5M
Others: $20M ($1M-$3M Each)
Gaming / Hotels / Shopping / Others
Gaming Industry:  $30M
Hotels / Other:  $6M
Gaming A:  $15M
Gaming B:  $5M
Others: $16M ($1M Each)
Real Estate Managers and
Developers
$25M Target
Customer A:  $15M
Customer B: $5M
Others:  $16M ($1M - $2M Each)
Healthcare & Others
Healthcare:  $6M
Maritime:  $3M
Maritime A:  $2M
Healthcare A:  $2M
Others:  $5M

Source:  McKinsey & Company Report Dated 2011
LED Market Opportunity
Key LED Adoption Drivers
•
LED lights represent 18% of the $66 billion global lighting
market
•
LED share expected to account for 70% of $100 billion
market by 2020
•
Significant energy efficiency and cost savings
•
80% more efficient than traditional lighting
•
Government legislation mandating transition
•
Energy Independence and Security Act of 2007
enacted to facilitate the transition to LEDs

RVLT™
REVOLUTION LIGHTING TECHNOLOGIES

SEESMART®
WWW.SEESMARTLED.COM

LUMIficient™
CORPORATION

relume®

Sentinel™
Guardian of the Night

9 Our Brands and Products

10 Key Differentiator: Technology/Price Performance/Product Performance Focus on Indoors (Tubes, High Bays, PARs, Sport Lights, Household Bulbs) Indoor Product Portfolio

Before After 11 Case Study________________ Case Study:

Before After 12 Case Study:

RVLT™

REVOLUTION LIGHTING TECHNOLOGIES

LUMificient™ CORPORATION

HONDA
POWERHOUSE

AAA

CAMBRIA

13 Key Differentiator: Technology/Product Performance Media and Signage Media and Signage

14 Key Differentiator: Technology/Product Performance Garages, Floodlighting, Canopy, Street Lights, Wall Packs

Before After 15 Case Study:

Before After 16 Case Study:

REVOLUTION LIGHTING TECHNOLOGIES

Control System Solutions

functional overview
Sentinel™
Guardian of the Night
Customer Portal
The portal provides real-time access to outdoor lighting information
Monitor & Control
Easily track, manage and control individual lights, zones of lights and/or the entire network of outdoor lights
Web Access
Provides secure off-site control capability
Reporting
Create reports and schedule program for maintenance, work order management, energy metering, fixture mapping and emergency network interface capabilities
Network Interface
Network interface provides access to the lighting network
Control Point
The interface between the user and the municipal radio frequency network
Data Transfers
Conveys data to the wireless lighting control module in each fixture
Wireless Transmissions
Data is securely transmitted through the existing repeater channels in licensed and regulated bandsmetering, fixture mapping and emergency network interface capabilities
Control Modules
Wireless lighting control modules are installed in or on every connected outdoor fixture
Two-Way Communication
A direct link between the network interface and each individual fixture group
Dimming
LED/fluorescent can be individually flashed or dimmed. Consult factory for HID dimming options
Controls
Communicates on/off and dimming commands, senses power usage, monitors performance, and interfaces with external equipment for emergency call or other custom features
DID YOU KNOW?
Sentinel is the only networked lighting control and security system to use secure, FCC allocated municipal radio frequency channels.
5
technology you can trust
www.relume.com
6

Key Differentiator: Technology/Price Performance 17

RVLT™

REVOLUTION LIGHTING TECHNOLOGIES

Overall Offering Comparison: ● Very Strong ◕ Strong ◑ Moderate ◔ Weak ○ Very Weak

Product Sector Comparison						
Product Category	Seesmart[1]	Philips[2]	RAB[3]	Cree[4]	GE[5]	Acuity Brands[6]
Decorative Candelabras & Globes	Moderate	Very Weak	Very Weak	Very Weak	Weak	Weak
Exterior Lights (i.e. Canopy & Area Lights)	Moderate	Moderate	Very Strong	Strong	Moderate	Strong
Streetlights	Weak	Moderate	Weak	Strong	Moderate	Moderate
Wall Washers	Moderate	Moderate	Strong	Moderate	Moderate	Strong
High Bays	Moderate	Weak	Weak	Very Weak	Weak	Strong
Low Bays (i.e. Garage Lights)	Weak	Very Weak	Strong	Moderate	Weak	Strong
High-Power Lamps	Moderate	Weak	Very Weak	Very Weak	Very Weak	Very Weak
Household Lamps	Moderate	Very Strong	Very Weak	Strong	Moderate	Strong
Interior Luminaires	Weak	Moderate	Strong	Strong	Very Weak	Strong
Spotlights	Moderate	Moderate	Very Weak	Moderate	Moderate	Moderate
PARs	Moderate	Strong	Very Weak	Strong	Moderate	Weak
Down Lights	Weak	Moderate	Moderate	Strong	Very Weak	Moderate
Tube Lights	Strong	Weak	Very Weak	Weak	Very Weak	Very Weak
Signage Lighting	Weak	Weak	Very Weak	Very Weak	Moderate	Very Weak
Retrofit Module Kit	Moderate	Very Weak	Very Weak	Moderate	Very Weak	Weak
Semi-Custom & Custom Product	Moderate	Very Weak	Very Weak	Very Weak	Very Weak	Very Weak
Control Systems	Weak	Moderate	Weak	Moderate	Weak	Strong
Billboard Lighting	Weak	Very Weak	Very Weak	Very Weak	Very Weak	Moderate

18 Source: Company Management Assessment Competitive Positioning in LED Markets

19

RVLT
REVOLUTION LIGHTING TECHNOLOGIES

Focused and Disciplined Strategic Growth Plan

REVOLUTION LIGHTING TECHNOLOGIES

CURRENT CUSTOMERS
•
•
EXPAND DISTRIBUTION
•
•
CORPORATE ACCOUNTS
•
•
ACQUISITIONS
•
•
•
20
Opportunity to increase
revenue per customer
Revenue drivers per
vertical market
Direct, distribution
partners and industry
agencies
Pull through model with
distribution supporting
lighting agents
Dedicated team with prior
industry experience
Significant pipeline of
prospects
Fragmented market with
opportunities
Related, products and add-
on services
Synergies in purchasing,
routing and expenses

•
$5M to $50M in revenue
•
Unique product; intellectual property or manufacturing advantages
•
Leverage Dealer/Distributor Network
•
Products that provide cost advantages or fill voids
•
Control systems
•
Signage products
•
Architectural products
Related Business
Typical acquisition target
Acquisition Strategy

22 Financial Discussion

REVOLUTION LIGHTING TECHNOLOGIES

$Millions Revenue

Strong Financial Profile
YOY Organic Growth: > 100%
2013 Bridge (Pro Forma*)
*Gives effect to the acquisitions of Seesmart and Relume as if such acquisition had occurred in January 1, 2012
**1st half 2013 contains a single $9M order
Millions Revenue
Gross Margin
35%
37%
21%
1st Half of
2013**
2nd Half of
2013
Full Year
2013
Full Year
2012
40%
$17.6M $17M
$35M
$18.5M
0
5
10
15
25
30
35
40
20

REVOLUTION LIGHTING TECHNOLOGIES

$ Revenue Millions

Strong Financial Profile
3 Year View
*See adjusted EBITDA reconciliation
FY 2012-14 CAGR : 65%
70
60
50
40
30
20
10
0
-10
-20
Full Year 2012 Full Year 2013 Preliminary 2014
Sales
Adjusted EBITDA
Gross Margin
>$7M
-$3M*
-$12M* -$12M*
$18.5M
$34M
>$50M
21%
37%
39%

Target Model FY 2013 Estimated Preliminary FY 2014 – 2016 Target Model Organic Growth % 100% >50% Gross Margin % 37% 35%+ Operating Expenses % 47% 20% Adjusted EBITDA Margins % N/A 15%+ 25

Summary
Differentiated Business Model
Unique platform with end-to-end solutions
Powerful sales and distribution engine
Built strong foundation to capture near term meaningful market shares
Significant organic growth targeted > 50
Strong Foundations
Above industry gross margins (35% +)
Focused and Disciplined acquisition strategy
Proven Management Team
Large Addressable Market
Track record of delivering growth and return to shareholders
Actionable $1.5 billion pipeline with over $150 million in near term opportunities

(in millions)
Year Ended
December 31, 2012
For the 6
Months ended
June 30, 2013
Net Loss $ (20.0) $ (12.8)
Change in Fair value of embedded derivative — 7.0
Gain on bargain purchase of business — (0.7)
Severance, transition and related costs 2.4 2.7
Depreciation and amortization and stock compensation costs 3.0 3.1
Interest 0.2
Gain on restructuring of debt (1.0)
Impairment charge 3.4
Adjusted EBITDA $ (12.0) $ (0.7)
Adjusted EBITDA
We used Adjusted EBITDA as a non-GAAP measure of financial performance.  Adjusted EBITDA is calculated by adding back to net income or loss interest and financing related transactions, acquisition related transactions, income taxes, depreciation and amortization, asset impairments, stock based compensation charges, and severance and transition costs.  Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP.
Management believes that Adjusted EBITDA is useful to help investors analyze the operating  trends in the business and to assess the relative underlying performance of businesses with different capital and tax structures.  Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that use Adjusted EBITDA in their communications with investors  By impairments as well as as non operating charges for income taxes, interest and financing charges, acquisition related and severance and transition costs charges investors can evaluate our operations and compare our results with the results of other companies on a more consistent basis.  Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budget and goals and evaluate the performance of business units and management.
We consider Adjusted EBITDA to be an important indicator of our operational strength and performance and a useful measure of historical and prospective trends
However there are significant limitations of the use of Adjusted EBITDA since it excludes interest income and expenses, financing related and acquisition related transactions and severance and transition costs, income taxes, all of which impact profitability, as well as depreciation and amortization related to the use of long lived assets that benefits future periods.  We believe that limitations are compensated by providing Adjusted EBITDA only with GAAP performance measures and clearly identifying  the differences between the two measures.  Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income or loss or operating income or loss presented in accordance with GAAP.  Moreover, Adjusted EBITDA as defined by the Company may not be comparable to similarly titled measure provided by other entities.
A reconciliation of our proforma GAAP net loss to our proforma non-GAAP Adjusted EBITDA for the year ended December 31, 2012 and six months ended June 30,
2013, respectively follows.  It is not practicable to prepare a reconciliation for the prospective periods ending December 31, 2012 and 2013.